UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2005

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 West Warner Road, Suite 132, Tempe, AZ  85284

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported on an Amendment No. 1 to Current Report on Form 8-K/A filed on September 28, 2005, on September 22, 2005, the Compensation Committee of the Board of Directors of Catalytica Energy Systems, Inc. (the “Registrant”) approved, among other things, an employment agreement with President, Chief Executive Officer and Chief Financial Officer Robert W. Zack, attached hereto as Exhibit 10.1 (the “Employment Agreement”).  The purpose of this Amendment No. 2 to Current Report on Form 8-K/A is to disclose certain terms of the Employment Agreement for which confidential treatment was previously requested by the Registrant.

Item 1.01               Entry into a Material Definitive Agreement.

The terms of the Employment Agreement that were the subject of a confidential treatment request provide that:

•                  In the event of a sale of all or substantially all of the assets of the Registrant’s diesel business that does not constitute a change of control in which the acquiring entity hires Mr. Zack as a full-time executive, Mr. Zack shall receive retention payments of $200,000 on the date of the sale of the diesel business, an additional $200,000 on the date that is six months following the sale of the diesel business and a final $200,000 on the one year anniversary of the sale of the diesel business, subject to his remaining employed by the acquiring entity through such date; provided, however, that if Mr. Zack is involuntarily terminated by the acquiring entity following the sale of the diesel business, subject to his (i) execution and non-revocation of a release, (ii) not breaching his non-competition and non-solicitation obligations under Section 7 of the Employment Agreement, and (iii) subject to the tax considerations and provisions set forth in Section 9 of the Employment Agreement, Mr. Zack shall be entitled to receive any remaining sale of the diesel business retention payments that have not yet been paid to him.

•                  In no event shall Mr. Zack receive retention payments in connection with both a change of control and a sale of the diesel business.  In addition, if Mr. Zack receives retention payments in connection with the sale of the diesel business, he shall not be eligible to receive severance benefits under the Employment Agreement.

On October 25, 2006, the Registrant completed the sale of its diesel fuel processing business (the “Diesel Sale”) to Eaton Corporation (“Eaton”), as described on a Current Report on Form 8-K filed by the Registrant on October 31, 2006.  As Mr. Zack was not employed by Eaton following the Diesel Sale, Mr. Zack did not receive the foregoing retention payments.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement which is filed herewith as Exhibit 10.1 and is incorporated by reference in its entirety herein.  Any information disclosed in this Amendment No. 2 to Current Report on Form 8-K/A or the exhibit attached hereto shall not be construed as an admission that such information is material.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Document
10.1	Employment Agreement by and between the Registrant and Robert W. Zack, dated as of September 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date:  November 17, 2006

EXHIBIT INDEX

Exhibit Number	Document
10.1	Employment Agreement by and between the Registrant and Robert W. Zack, dated as of September 27, 2005